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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     To the Board of Directors and Shareholders of Network Appliance, Inc.:

     We consent to the incorporation by reference in Registration Statement Nos. 33-99638, 333-25277 and 333-40307 on Form S-8 of our report dated May 8, 1998
(July 17, 1998 as to Note 11), appearing in this Annual Report on Form 10-K of Network Appliance, Inc. for the year ended April 30, 1998.

DELOITTE & TOUCHE LLP

San Jose, California
July 17, 1998